EXHIBIT 99.01


                               MUZINICH & CO., INC.
                                 450 Park Avenue
                            New York, New York  10022





                                February 18, 1997



         Hecla Mining Company
         6500 Mineral Drive
         Coeur d'Alene, Idaho  83814

         Ladies and Gentlemen:

                   Hecla Mining Company ("Hecla") has advised Muzinich & Co., Inc. ("Muzinich") that Hecla wishes to retain Muzinich to provide services to Hecla as placement agent in connection with the sale (the "Offering") of not less than 3,200,000 shares and not more than 4,500,000 shares of Hecla's common stock, par value $.25 per share (the "Common Stock").

                   The purpose of this letter agreement (this "Agree-ment") is to confirm the engagement of Muzinich by Hecla in connection with the Offering.

                   Section 1. Engagement of Muzinich in connection with Proposed Offering. Hecla hereby retains Muzinich, and Muzinich hereby agrees to act as placement agent for Hecla, and agrees to use its best efforts to sell, not less than 3,200,000 shares and not more than 4,500,000 shares of the Common Stock (the "Shares"), for the highest possible price per share, with the price to be received by Hecla being adjusted to reflect market conditions providing for a discount to the closing price of the Common Stock on the date of the closing of the Offering, and to perform all other services as is customary for a placement agent and which are necessary to consummate the transactions contemplated by this Agreement. The final price per share is subject to the approval of Hecla in its sole discretion. The Shares will be registered with the Securities and Exchange Com-mission pursuant to the Securities Act of 1933, as amended, pursuant to Hecla's currently effective shelf registration statement.


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                   Section 2.  Compensation.  As compensation for
         Muzinich's services in connection with the issuance of the Shares, Hecla shall pay Muzinich the following fees upon re-ceipt of the proceeds from such sale:

                   (a) a placement fee of 4.3% of the gross proceeds received by Hecla from the issuance of the Shares, payable upon receipt of the proceeds from such sale, and all reasonable legal fees and expenses incurred by Muzinich (with such fees and expenses in excess of $20,000 being pre-approved by Hecla); and

                   (b) if Hecla terminates this Agreement prior to the closing of the Offering and, at the time of such termination, Muzinich is not in breach in any material respect of any of its obligations under this Agreement, a fee of 0.50% of the funds theretofore committed by investors pursuant to written subscription agreements and all reason-able out-of-pocket expenses (including reason-able legal fees and expenses) incurred by Muzinich in connection with the Offering (with such fees and expenses in excess of $20,000 being pre-approved by Hecla).

                   Section 3.  Other Agreements.

                   (a) Term. Muzinich's engagement hereunder may be terminated by Muzinich at any time or, after the date which is 20 days from the execution of this letter, by Hecla, by prior written notice there-of to other party; provided, however, that the provisions of Sections 2(b), 3(c), 3(d) and 3(f) shall survive such termination.

                   (b) Information. During the term of this Agreement, Hecla agrees to furnish Muzinich with such in-formation about Hecla as Muzinich reasonably requests ("Company Information"). Hecla repre-sents and warrants to Muzinich that all Company Information will be accurate in all material respects at the time it is furnished and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not mis-leading in


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                        light of the circumstances under which such
                        statements are made, and agrees to advise
                        Muzinich prior to the sale of any shares of all developments materially affecting Hecla, or the accuracy of Company Information previ-ously furnished to Muzinich or prospective pur-chasers of the Shares. Hecla recognizes and confirms that Muzinich (i) will be relying sole-ly on such information and other information available from generally recognized public sources in performing the services contemplated hereunder, (ii) will not independently verify the accuracy or completeness of such informa-tion, (iii) does not assume responsibility for the accuracy or completeness thereof, and (iv) will make appropriate disclaimers consistent with the foregoing. In addition, any written representations and warranties made by Hecla to purchasers of the Shares shall be deemed to be incorporated into this Agreement.

                   (c) Indemnification. Hecla agrees to indemnify Muzinich and its affiliates and each person in control of Muzinich and its affiliates and their respective officers, directors, employees, agents and representatives as provided in the indemnity letter dated the date hereof and attached hereto.

                   (d) No Shareholder Rights. Hecla acknowledges and agrees that Muzinich has been retained only by Hecla and that Hecla's engagement of Muzinich is not deemed to be on behalf of and is not in-tended to confer rights upon any shareholder, owner or partner of Hecla or any other person not a party hereto as against Muzinich or any of its affiliates or the directors, officers, em-ployees, agents and representatives of Muzinich. Unless otherwise expressly agreed, no one other than Hecla is authorized to rely upon Hecla's engagement of Muzinich or any statements, advice or opinions by Muzinich to Hecla.

                   (e) Miscellaneous. This Agreement may be executed in two or more counterparts, all of which to-gether shall be considered a single instrument. The term "affiliate" as used herein shall have the meaning ascribed to

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                        such term in the rules and regulations
                        promulgated under the Securities Exchange Act of 1934, as amended. Hecla confirms that it will rely on its own counsel, accountants and other similar expert advisors for legal, accounting, tax and other similar expert advice. This Agreement and the indemnity letter of even date herewith constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all other prior agreements and understandings, both written and oral, between the parties hereto with respect to the subject matter hereof and cannot be amended or otherwise modified except in writing executed by the parties hereto. The provisions hereof shall inure to the benefit of and be binding upon the successors and permitted assignees of Hecla and Muzinich. This letter is not intended to be and should not be construed as a commitment with respect to the underwriting, sale or placement of the Shares and, except as expressly set forth herein, creates no obligation or liability on the part of Muzinich in connection therewith.

                   (f) Confidentiality. Except as required by law and except with respect to any information that otherwise becomes publicly available other than as a result of a breach of this clause (f), Muzinich agrees that it and its officers, em-ployees, affiliates and agents will treat confi-dentially and take reasonable precautions to preserve and protect the confidentiality of and otherwise refrain from disclosing to any person other than officers, employees, affiliates and agents of Muzinich any and all information fur-nished to Muzinich pursuant to the terms of this Agreement and consistent with industry practices and will not use any of such information for any purpose other than as set forth herein. In the event that disclosure by Muzinich of any such information is required by law, Muzinich shall, if reasonably practicable, notify Hecla of such requirement prior to disclosing any information thereunder, and, in any event, shall notify Hecla promptly after such disclosure. Muzinich will not provide any information to prospective investors other than publicly available informa-tion.

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                   (g)  Use of Name; Disclosure; Muzinich Advice, Role,
                        etc. Hecla agrees that any references to Muzinich made in connection with the Offering are subject to Muzinich's prior approval, which approval shall not be unreasonably withheld or delayed. Hecla acknowledges that all analyses, evaluations and advice (whether written or oral, formal or informal) given by Muzinich to Hecla in connection with its engagement hereunder are intended solely for the benefit and use of Hecla (including its management, directors and attor-neys) in considering the transaction to which they relate and Hecla agrees that no such opin-ion or advice shall be used for any other pur-pose or reproduced, disseminated, quoted or referred to at any time, in any manner or for any purpose, without Hecla's prior written con-sent, which shall not be unreasonably withheld or delayed. Muzinich is authorized upon consum-mation of the Offering contemplated hereby to place the customary "tombstone" advertisement in publications of its choice at Muzinich's ex-pense. Nothing in this Agreement is intended to obligate or commit Muzinich to provide any ser-vices other than as set out herein.

                   (h) GOVERNING LAW, ETC. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS THERE-
                        OF). ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) RELATED TO OR ARIS-ING OUT OF THE OFFERING, AND MUZINICH'S ACTIVI-TIES PURSUANT TO, OR THE PERFORMANCE BY MUZINICH OF THE SERVICES CONTEMPLATED BY, THIS AGREEMENT IS HEREBY WAIVED BY HECLA AND MUZINICH. HECLA HEREBY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE FEDERAL AND NEW YORK STATE COURTS LOCATED IN THE CITY OF NEW YORK IN CONNECTION WITH ANY DISPUTE RELATED TO THIS AGREEMENT OR ANY OF THE MATTERS CONTEMPLATED HEREBY. HECLA AGREES THAT ANY LEGAL SUIT, ACTION OR PROCEEDING BROUGHT BY MUZINICH, ANY OF ITS AFFILIATES OR ANY INDEMNI-FIED PARTY TO ENFORCE ANY RIGHTS UNDER OR WITH RESPECT TO THIS AGREEMENT OR THE


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                        OFFERING MAY BE INSTITUTED IN ANY STATE OR
                        FEDERAL COURT IN THE CITY OF NEW YORK, STATE OF NEW YORK, WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BY SUCH PARTIES AND IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING BY SUCH PARTIES.

                   (i) Closing. The closing of the sale and purchase of the Shares shall take place at a closing (the "Closing") to be held at the offices of Wachtell, Lipton, Rosen & Katz, 51 West 52nd Street, New York, New York 10019 at 10:00 a.m. on the third business day after investors have entered into binding written subscription com-mitments acceptable to Hecla to purchase at least 3,200,000 Shares, or such later date and time as may be mutually selected by the parties hereto. At the Closing, Hecla will deliver the Shares against payment of the purchase price therefor by wire transfer to an account desig-nated by Hecla.

                   Section 4. Notices. Notice given pursuant to any of the provisions of this Agreement shall be in writing and shall be mailed or delivered or faxed (a) to Hecla, at the address listed on the front of this Agreement and (b) to Muzinich, at 450 Park Avenue, New York, New York 10022, (212) 888-3413,
         Attention:  George Muzinich.


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                   We are delighted to accept this engagement and look
         forward to working with you on this assignment. Please confirm that the foregoing is in accordance with your understanding by signing and returning to us the enclosed duplicate of this let-ter.

                                       Very truly yours,



                                       MUZINICH & CO., INC.


                                       By:    /s/ George R. Muzinich
                                          Name:   George R. Muzinich
                                          Title:  President


         AGREED TO AND ACCEPTED
         as of the date first
         written above:

         HECLA MINING COMPANY


         By:    /s/ John P. Stilwell
            Name:   John P. Stilwell
            Title:  VP - CFO